Non-current assets held for sale	6 Months Ended
Jun. 30, 2024
Non-current assets held for sale [Abstract]
Non-current assets held for sale	Non-current assets held for sale
The carrying amount of assets classified as held for sale at 30 June 2024 is $1,512 million, with associated liabilities of $31 million. These relate to the transactions described below.
On 14 February 2024, bp and ADNOC announced that they had agreed to form a new joint venture (JV) in Egypt (51% bp and 49% ADNOC). As part of the agreement, bp will contribute its interests in three development concessions, as well as exploration agreements, in Egypt to the new JV. ADNOC will make a proportionate cash contribution. Subject to regulatory approvals and clearances, the formation of the JV is expected to complete during the second half of 2024. The carrying amount of assets classified as held for sale at 30 June 2024 is $1,408 million, with associated liabilities of $23 million.
On 16 November 2023, bp entered into an agreement to sell its Türkiye ground fuels business to Petrol Ofisi. This includes the group's interest in three joint venture terminals in Türkiye. Completion of the sale is subject to regulatory approvals. The carrying amount of assets classified as held for sale at 30 June 2024 is $104 million, with associated liabilities of $8 million. Cumulative foreign exchange losses within reserves of approximately $930 million are expected to be recycled to the group income statement at completion.